United States
Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2006
Lodgian, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-14537	52-2093696
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or organization)
3445 Peachtree Road, N.E., Suite 700
Atlanta, Georgia 30326
(Address of Principal Executive Offices)
(Zip Code)
(404) 364-9400
(Registrant’s telephone number, including area code)
NONE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Following our teleconference on November 2, 2006, we received a number of inquiries about the performance of the 43 hotels in our core portfolio during the past 12 months. We are furnishing pro forma information about those hotels in a spreadsheet attached as Exhibit 99.1 to this Report on Form 8-K. The information in this Report and the attached exhibit is being furnished under Item 7.01 of Form 8-K and shall not be deemed filed for any purpose under the federal securities laws.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     99.1      Pro Forma Financial Data—Core Hotel Portfolio (43 hotels)
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Lodgian, Inc.
By:	/s/ Daniel E. Ellis
Daniel E. Ellis
Senior Vice President, General Counsel and Secretary

Dated: November 6, 2006

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Pro Forma Financial Data—Core Hotel Portfolio (43 hotels)

3